EQ PREMIER VIP TRUST

CharterSM Conservative Portfolio1 – Class B Shares

Summary Prospectus dated May 1, 2020

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s current Prospectus and Statement of Additional Information (“SAI”), dated May 1, 2020, as may be amended or supplemented from time to time, and the Portfolio’s audited financial statements included in its annual report to shareholders dated December 31, 2019, are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus, SAI, reports to shareholders and other information about the Portfolio online at www.equitable-funds.com/allportfolios.aspx. You can also get this information at no cost by calling 1-877-222-2144 or by sending an e-mail request to service@equitable.com. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code (“Contracts”) and certain other eligible investors and is not intended for use by other investors.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s annual and semi-annual shareholder reports unless you specifically request paper copies from the insurance company that offers your Contract, from your financial intermediary, or from the Portfolio. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time a shareholder report is posted and provided with a website link to access the shareholder report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a Contractholder, you may elect to receive the Portfolio’s shareholder reports and other communications electronically from the insurance company by following the instructions provided by the insurance company. For other shareholders, you may elect to receive the Portfolio’s shareholder reports and other communications electronically by calling 1-877-222-2144 or by sending an e-mail request to service@equitable.com.

You may elect to receive all future shareholder reports in paper free of charge. If you are a Contractholder, you can inform the insurance company that you wish to continue receiving paper copies of shareholder reports by following the instructions provided by the insurance company. For other shareholders, you can inform the Portfolio that you wish to continue receiving paper copies of shareholder reports by calling 1-877-522-5035 or by sending an e-mail request to EquitableFunds@dfinsolutions.com. Your election to receive shareholder reports in paper will apply to all portfolio companies available under your Contract (if you are a Contractholder) or all Portfolios held with the fund complex (for other shareholders).

Investment Objective: Seeks a high level of current income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

CharterSM Conservative Portfolio	Class B Shares
Management fee	0.15%
Distribution and/or service (12b-1) fees	0.25%
Other expenses	0.76%
Acquired fund fees and expenses (underlying portfolios)*	0.68%
Total annual portfolio operating expenses	1.84%
Fee waiver and/or expense reimbursement†	–0.53%
Total annual portfolio operating expenses after fee waiver and/or expense reimbursement	1.31%
*	Includes interest and tax expenses of 0.06% incurred indirectly from acquired funds.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.25% for Class B shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

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Shareholders of the Portfolio have been asked to approve an Agreement and Plan of Reorganization and Termination, whereby, effective early to mid-June 2020, the Portfolio would be merged into the EQ/Conservative Allocation Portfolio, a series of the Trust, also managed by FMG LLC.

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Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class B Shares	$133	$527	$946	$2,115

PORTFOLIO TURNOVER

The Portfolio will not incur transaction costs, such as commissions, when it buys and sells shares of the Underlying Portfolios, but it will incur transaction costs when it buys and sells other types of securities (including exchange traded securities of Underlying ETFs) directly (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 17% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies of the Portfolio

The Portfolio pursues its investment objective by investing in other mutual funds managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Adviser”) and in investment companies managed by investment managers other than FMG LLC (affiliated and unaffiliated “Underlying Portfolios”) and in exchange traded securities of other investment companies or investment vehicles (“Underlying ETFs”) comprising various asset categories and strategies. The Adviser, under the oversight of the Trust’s Board of Trustees, has established an asset allocation target for the Portfolio. This target is the approximate percentage of the Portfolio’s assets that will be invested in equity investments, fixed income investments or non-traditional (alternative) investments (referred to herein as “asset classes”) as represented by the primary holdings (as described in the prospectuses) of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests. The Portfolio’s current asset allocation target is to invest approximately 20% of its assets in equity investments, 75% of its assets in fixed income investments and 5% of its assets in non-traditional (alternative) investments through investments in Underlying Portfolios and Underlying ETFs. This asset allocation target may be changed by the Adviser and the Trust’s Board of Trustees without shareholder approval. Actual allocations can deviate by up to 15% for each asset class.

As used in this Prospectus, the term “asset category” refers to specific types of securities or other instruments within each asset class. The traditional and non-traditional (alternative) asset categories and strategies of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests are as follows (asset categories and strategies that the Adviser considers to be non-traditional (alternative) are indicated with an asterisk*):

Absolute Return/Multi Strategies*

Commodities*

Convertible Securities*

Covered Call Writing*

Currency*

Global Infrastructure*

Global Real Estate*

Listed Private Equity*

Long/Short Credit*

Managed Futures*

Merger Arbitrage*

Natural Resources*

Precious and Base Metals*

Domestic Large Cap Equity

Domestic Mid Cap Equity

Domestic Small Cap Equity

Domestic Micro Cap Equity

Emerging Markets Equity

Emerging Markets Small Cap

Frontier Markets

Global Equity

International Developed Equity

International/Global Small Cap Equity

Bank Loans

Emerging Markets Debt

Floating Rate Securities

Global Bond

High Yield Bond

Inflation Linked Securities

International Bond

Money Market

US Government Bond

US Investment Grade Bond

US Short Term Investment Grade Bond

Non-traditional (alternative) investments are alternatives to traditional equity (stocks) or fixed income (bonds and cash) investments. Non-traditional (alternative) investments have the potential to enhance portfolio diversification and reduce overall portfolio volatility because these investments may not have a strong correlation (relationship) to one another or to traditional market indexes. Non-traditional (alternative) investments use a different approach to investing than do traditional investments. This approach may involve, for example, holding both long and short positions in securities or using derivatives or hedging strategies. Many non-traditional (alternative) investment strategies are designed to help reduce the role of overall market direction in determining return.

In addition, the Portfolio may invest in Underlying Portfolios and Underlying ETFs that employ derivatives (including futures contracts) for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes, and to leverage exposure to certain asset classes.

The Adviser selects the Underlying Portfolios and Underlying ETFs in which to invest the Portfolio’s assets. In selecting Underlying Portfolios and Underlying ETFs, the Adviser will utilize a proprietary investment process that may take into consideration a number of factors including, as appropriate and applicable, fund performance, management team, investment style, correlations, asset class exposure, industry classification, benchmark, risk adjusted return, volatility, expense ratio, asset size and portfolio turnover. For purposes of asset class and asset

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category target allocations, where an Underlying Portfolio or Underlying ETF could be assigned to more than one asset class (e.g., equity and alternative asset classes) or category (e.g., international bond and global bond asset categories), the Adviser may, in its discretion, assign an Underlying Portfolio or Underlying ETF to one or more asset classes or categories. The Adviser may add new Underlying Portfolios and Underlying ETFs or replace or eliminate existing Underlying Portfolios and Underlying ETFs without shareholder approval. The Underlying Portfolios and Underlying ETFs have been selected to represent a reasonable spectrum of investment options for the Portfolio.

The Adviser has based the asset allocation target percentages for the Portfolio on the degree to which it believes the Underlying Portfolios and Underlying ETFs, in combination, are appropriate for the Portfolio’s investment objective. The Adviser may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio or Underlying ETF believed to offer superior investment opportunities.

The Principal Risks of Investing in the Portfolio

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The Portfolio is also subject to the risks associated with the Underlying Portfolios’ and Underlying ETFs’ investments; please see the “Information Regarding the Underlying Portfolios and Underlying ETFs” section of the Portfolio’s Prospectus and the Prospectuses and Statements of Additional Information for the Underlying Portfolios and Underlying ETFs for additional information about these risks.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are presented first, followed by additional principal risks in alphabetical order. In this section, the term “Portfolio” may include the Portfolio, an Underlying Portfolio, an Underlying ETF, or all of the above.

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Equity Risk — In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic, and political conditions and other factors.

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Alternative Investment Risk — To the extent the Portfolio invests in Underlying Portfolios and Underlying ETFs that invest in alternative investments, it will be subject to the risks associated with such investments. Alternative investments may involve a different approach to investing than do traditional investments (such as equity or fixed income investments) and the performance of alternative investments is not expected to correlate closely with more traditional investments; however, it is possible that alternative investments will decline in value along with equity or fixed income markets, or both, or that they may not otherwise perform as expected. Alternative investments may have different characteristics and risks than do traditional investments, can be highly volatile, may be less liquid, particularly in periods of stress, and may be more complex and less transparent than traditional investments. Alternative investments also may have more complicated tax considerations than traditional investments. The use of alternative investments may not achieve the desired effect and may result in losses to the Portfolio.

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Interest Rate Risk — Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

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Credit Risk — The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

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Risks Related to Investments in Underlying Portfolios and Underlying ETFs — The Portfolio’s shareholders will indirectly bear the fees and expenses paid by the Underlying Portfolios and Underlying ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Portfolio’s performance depends upon a favorable allocation by the Adviser among the Underlying Portfolios and Underlying ETFs, as well as the ability of the Underlying Portfolios and Underlying ETFs to generate favorable performance. The Underlying Portfolios’ and Underlying ETFs’ investment programs may not be complementary, which could adversely affect the Portfolio’s performance. The Portfolio’s net asset value is subject to fluctuations in the net asset values of the Underlying Portfolios and the market values of the Underlying ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the Underlying Portfolios and Underlying ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying Portfolios and Underlying ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track.

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An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an Underlying ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the Underlying ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying Portfolio or Underlying ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying Portfolio or Underlying ETF, which will vary.

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Affiliated Portfolio Risk — The Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among Underlying Portfolios and Underlying ETFs because it (and in certain cases its affiliates) earn fees for managing and administering the affiliated Underlying Portfolios, but not the unaffiliated Underlying Portfolios or Underlying ETFs. In addition, the Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among the various affiliated Underlying Portfolios because the revenue it receives from some of the affiliated Underlying Portfolios is higher than the revenue it receives from other affiliated Underlying Portfolios and because the Adviser is also responsible for managing, administering, and with respect to certain affiliated Underlying Portfolios, its affiliates are responsible for sub-advising, the affiliated Underlying Portfolios.

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Asset Allocation Risk — The Portfolio’s investment performance depends upon how its assets are allocated across various asset classes and how its assets are invested within those asset classes. Some asset classes and investments may perform below expectations or the securities markets generally over short and extended periods. The allocation strategies used and the allocation and investment decisions made could cause the Portfolio to lose value and may not produce the desired results.

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Convertible Securities Risk — A convertible security is a form of hybrid security; that is, a security with both debt and equity characteristics. The value of a convertible security fluctuates in relation to changes in interest rates and the credit quality of the issuer and also fluctuates in relation to changes in the price of the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk and credit risk and are often lower-quality securities. Lower quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock.

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Derivatives Risk — The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Adviser, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

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Foreign Securities Risk — Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World

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markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk — Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Emerging Markets Risk — Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.

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Futures Contract Risk — The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

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Government Securities Risk — Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. government. Some obligations are backed only by the credit of the issuing agency or instrumentality, and, in some cases, there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security the Portfolio holds does not apply to the market value of the security or to shares of the Portfolio. A security backed by the U.S. Treasury or the full faith and credit of the U.S. government is guaranteed only as to the timely payment of interest and principal when held to maturity.

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Inflation-Indexed Bonds Risk — Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to inflation. Inflation-indexed bonds, including Treasury inflation-indexed securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-linked debt securities can be unpredictable and may vary as the principal and/or interest is adjusted for inflation. In periods of deflation, the Portfolio may have no income at all from such investments.

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Investment Grade Securities Risk — Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

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Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•	Leveraging Risk — When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be

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compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

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Liquidity Risk — From time to time, there may be little or no active trading market for a particular investment in which the Portfolio may invest or is invested. In such a market, the value of such an investment and the Portfolio’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Portfolio. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Portfolio also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

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Loan Risk — Loan interests are subject to liquidity risk, prepayment risk, extension risk, the risk of subordination to other creditors, restrictions on resale, and the lack of a regular trading market and publicly available information. Loan interests may be difficult to value and may have extended trade settlement periods. Accordingly, the proceeds from the sale of a loan may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force the Portfolio to liquidate other securities to meet redemptions and may present a risk that the Portfolio may incur losses in order to timely honor redemptions. There is a risk that the value of any collateral securing a loan in which the Portfolio has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Portfolio’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Loans may not be considered “securities,” and purchasers, such as the Portfolio, therefore may not have the benefit of the anti-fraud protections of the federal securities laws. To the extent that the Portfolio invests in loan participations and assignments, it is subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the Portfolio could be held liable, or may be called upon to fulfill other obligations, as a co-lender.

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Market Risk — The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

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Mid-Cap, Small-Cap and Micro-Cap Company Risk — Mid-cap, Small-cap and micro-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap and micro-cap companies than for mid-cap companies.

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Money Market Risk — Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation. Money market funds are subject to specific rules that affect the manner in which money market funds are structured and operated and may impact a money market fund’s expenses, operations, returns and liquidity.

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Non-Investment Grade Securities Risk — Bonds rated below BBB by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd. or below Baa by Moody’s Investors Service, Inc. (or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.

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Portfolio Management Risk — The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

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Prepayment Risk and Extension Risk — Prepayment risk is the risk that the issuer of a security held by the Portfolio may pay off principal more quickly than originally anticipated. This may occur when interest rates fall. The Portfolio may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Extension risk is the risk that the issuer of a security held by the Portfolio may pay off principal more slowly than originally anticipated. This may occur when interest rates rise. The Portfolio may be prevented from reinvesting the proceeds it would have received at a given time in an investment offering a higher yield.

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Redemption Risk — The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

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Sector Risk — From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

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Variable and Floating Rate Securities Risk — The market prices of securities with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of securities with fixed interest rates. Variable and floating rate securities may decline in value if market interest rates or interest rates paid by such securities do not move as expected. Conversely, variable and floating rate securities will not generally rise in value if market interest rates decline. Certain types of floating rate securities may be subject to greater liquidity risk than other debt securities.

Risk/Return Bar Chart And Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one-year, five-year and since inception periods through December 31, 2019 compared to the returns of a broad-based securities market index. The hypothetical composite index shows how the Portfolio’s performance compared with the returns of other asset classes in which the Portfolio may invest. Past performance is not an indication of future performance.

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The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)

5.97% (2019 1st Quarter)	–4.30% (2018 4th Quarter)

Average Annual Total Returns

	One Year	Five Years	Since Inception
CharterSM Conservative Portfolio — Class B Shares (Inception Date: October 30, 2013)	11.96%	3.77%	3.42%
Charter Conservative Index (reflects no deduction for fees, expenses, or taxes)	9.93%	3.54%	3.06%
Dow Jones Moderately Conservative Portfolio Index (reflects no deduction for fees, expenses, or taxes)	14.14%	5.08%	4.94%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	October 2013
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	October 2013
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	October 2013
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2016

PURCHASE AND SALE OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued or to be issued by AXA Equitable Life Insurance Company (“AXA Equitable”), or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other investors eligible under applicable federal income tax regulations.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (normally any day on which the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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